
                                                                                                               EXHIBIT 99.1

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from
the information contained here in.   Additional information is available upon request.   Morgan Stanley and others associated with
it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform  investment  banking  services  for the issuers of such  securities  and  instruments.  Past  performance  is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information in this material  regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide:  In addition,  please note that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.
NOT   FOR    DISTRIBUTION    TO   PRIVATE    CUSTOMERS   AS   DEFINED   BY   THE   U.K.    SECURITIES    AND   FUTURES    AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------


FICO SCORE                             Note:  Cells in red font are calculations
------------------------------------------------------------------------------------------------------------------------------------
FICO
                      TOTAL BALANCE               ADJUSTED
                ----------------------            BALANCE[1]          WA COMBINED   WA     WA    % SFD/  % Owner  % FULL  % CASHOUT
                     AMOUNT       %[2]    LTV     AMOUNT        %[2]      LTV       DTI    FICO   PUD      OCC.    DOC.      REFI
                ---------------   ----   ------   -----------   ----  -----------  -----   ----  ------  -------  ------  ----------

FICO NA                             0%   > 65.0                   0%
0 - 499.99                          0%   > 65.0                   0%
500 - 549.99    203,793,920.33     29%   > 70.0   149,818,405    21%     75.33     40.01    527   92.30    97.30   74.10     73.70
550 - 574.99    104,593,471.39     15%   > 70.0    81,943,064    12%     77.36     39.12    562   92.20    96.10   69.10     73.50
575 - 599.99     93,892,513.95     13%   > 70.0    73,888,946    10%     78.63     40.14    587   89.00    94.50   62.70     63.40
600 - 619.99     69,885,048.55     10%   > 70.0    58,366,723     8%     80.17     39.66    609   87.90    93.50   59.60     64.60
620 - 649.99    109,427,883.29     15%   > 80.0    48,156,487     7%     80.51     39.77    634   86.20    93.30   59.50     60.70
650 - 679.99     58,788,267.38      8%   > 80.0    32,778,634     5%     82.65     40.06    664   82.30    91.10   54.50     57.90
680 - 699.99     28,646,537.98      4%   > 85.0    10,500,115     1%     83.23     40.74    689   91.50    96.10   50.40     53.50
700 - 749.99     31,742,013.14      4%   > 85.0     8,370,496     1%     82.02     39.07    718   78.60    90.40   38.80     38.30
750 - 799.99     10,364,799.50      1%   > 85.0     3,769,430     1%     83.25     41.07    770   81.70    89.80   53.60     38.10
800 +               315,813.80      0%   > 85.0                   0%     83.23     31.88    801  100.00   100.00   35.40     64.60
                ------------------------------------------------------------------------------------------------------------------
TOTAL              711,450,269    100%            467,592,300    66%     78.68     39.83    595   88.90    94.80   63.70     65.20

   FICO:  AVERAGE          595               MIN:         500    MAX:    802
------------------------------------------------------------------------------------------------------------------------------------


DEBT TO INCOME (DTI) RATIO
------------------------------------------------------------------------------------------------------------------------------------
DTI
                      TOTAL BALANCE               ADJUSTED
                    -----------------             BALANCE[1]          WA COMBINED   WA     WA    % SFD/  % Owner  % FULL  % CASHOUT
                       AMOUNT    %[2]     FICO    AMOUNT        %[2]      LTV       DTI    FICO   PUD      OCC.    DOC.      REFI
                    -----------  ----    ------   -----------   ----  -----------  -----   ----  ------  -------  ------  ----------

<= 20                23,196,640    3%    < 550      7,099,802     1%     76.62     15.64    587   90.90    79.70   46.40     62.30
20.001 - 25.00       31,169,422    4%    < 550     10,467,281     1%     76.60     22.85    593   88.20    88.20   64.10     64.60
25.001 - 30.00       57,487,408    8%    < 575     27,418,569     4%     76.36     27.67    587   88.60    96.30   60.70     68.70
30.001 - 35.00       82,478,578   12%    < 575     34,941,459     5%     78.40     32.56    593   89.70    94.10   62.90     67.30
35.001 - 40.00      121,902,380   17%    < 600     65,906,113     9%     78.75     37.59    599   85.30    94.60   57.10     66.70
40.001 - 45.00      162,125,088   23%    < 625    101,789,360    14%     80.13     42.78    600   91.00    96.50   59.40     64.60
45.001 - 50.00      175,327,697   25%    < 650    139,391,197    20%     80.10     47.87    602   88.90    95.50   69.10     60.30
50.001 - 55.00       51,096,404    7%    < 675     49,875,922     7%     75.04     52.75    561   89.50    96.80   84.20     71.10
55+                   6,666,653    1%    < 700      6,666,653     1%     72.78     56.77    561   83.30   100.00   86.40     90.00
                    ----------------------------------------------------------------------------------------------------------------
TOTAL               711,450,269  100%             443,556,355    62%     78.68     39.83    595   88.90    94.80   63.70     65.20

    DTI:   AVERAGE        39.83                   MIN:  4.03     MAX:   59.96
------------------------------------------------------------------------------------------------------------------------------------



LOAN TO VALUE (LTV) RATIO
------------------------------------------------------------------------------------------------------------------------------------
LTV
                       TOTAL BALANCE             ADJUSTED
                    ------------------           BALANCE[1]            WA COMBINED   WA     WA    % SFD/  % Owner  % FULL  % CASHOUT
                       AMOUNT     %[2]    DTI    AMOUNT          %[2]      LTV       DTI    FICO   PUD      OCC.    DOC.      REFI
                    -----------   ----   ------  -------------   ----  -----------  -----   ----  ------  -------  ------  ---------

< 60.00              50,887,448     7%    > 50    7,128,615.55     1%      50.22    38.87    579   84.70   94.30    61.40    82.20
60.01 - 70.00        86,669,134    12%    > 50   11,135,764.01     2%      66.71    38.58    574   88.60   92.40    56.80    79.50
70.01 - 80.00       284,615,275    40%    > 50   19,507,832.34     3%      77.98    39.89    587   88.00   93.60    61.40    64.90
80.01 - 85.00       152,652,706    21%    > 50   16,599,889.93     2%      84.62    40.42    591   90.60   94.90    67.70    63.80
85.01 - 90.00       100,509,879    14%    > 50    3,291,954.96     0%      89.75    40.01    628   90.50   98.50    61.10    56.80
90.01 - 95.00        20,128,113     3%    > 50       99,000.00     0%      94.84    39.12    645   87.70   99.70    86.30    49.50
95.01 - 100.00       15,987,715     2%    > 50                     0%      99.86    42.61    648   92.10  100.00   100.00    23.10
100+                                0%    > 50                     0%
                  ------------------------------------------------------------------------------------------------------------------
TOTAL               711,450,269   100%            57,763,056.79     8%      78.68    39.83    595   88.90   94.80    63.70    65.20

    LTV:   AVERAGE        78.68     MIN: 11.36            MAX:  100.00
------------------------------------------------------------------------------------------------------------------------------------
[1] BALANCE OF THE COLLATERAL CUT COMBINED WITH SECOND  QUALIFIER,  I.E. (LTV), FICO, DTI ETC. ALL OTHER CUTS EXCEPT THE ADJUSTED
    BALANCE ARE ONLY FOR THE MAIN BUCKET
[2] PERCENT OF THE AGGREGATE PRINCIPAL BALANCE - CALCULATED AUTOMATICALLY.



PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULED PRINCIPAL                      TOTAL BALANCE
                                   -----------------------    WA     WA COMBINED    WA     % SFD/     % OWNER  % CASHOUT   % FULL
BALANCE                                 AMOUNT       %[2]     FICO       LTV        DTI      PUD        OCC.      REFI       DOC
                                   -----------       ----    -----   -----------   -----   -------    -------  ---------   -------

0 - $50K                            18,796,800         3%      601      82.72      38.31     89.10     91.10     47.70      85.90
$51 - $200K                        322,107,562        45%      583      77.84      38.93     87.60     93.70     66.40      72.00
$200.1 - $250K                      88,791,326        12%      588      77.85      39.94     89.10     97.20     69.70      63.40
$250.1 - $300K                      69,069,351        10%      592      78.37      41.20     87.30     96.30     69.70      62.10
$300.1 - $400K                     127,417,518        18%      608      81.13      40.80     91.20     96.90     63.80      49.90
$400.1 - $500K                      64,737,393         9%      619      78.71      40.62     90.10     94.40     56.70      52.00
$500.1 - $600K                      14,984,119         2%      646      79.37      41.69     96.10     88.40     55.90      40.50
$600.1 - $700K                       3,251,200         0%      694      76.75      40.60     80.00     80.00     60.30      39.80
$700.1 - $800K                       2,295,000         0%      662      65.52      43.36    100.00    100.00    100.00      67.50
$800.1 - $900K                               0         0%
$900.1 - $1000K                                        0%
>$1000K                                                0%
                                   -------------------------------------------------------------------------------------------------
TOTAL                              711,450,269       100%      595      78.68      39.83     88.90     94.80     65.20      63.70

      PRINCIPAL BALANCE: AVERAGE    158,806.00                 MIN: 14,780.00      MAX: 800,000.00
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION TYPE
----------------------------------------------------------------------------------------------------------------------
DOC TYPE                               TOTAL BALANCE
                                   ---------------------    WA     WA COMBINED    WA     % SFD/    % OWNER  % CASHOUT
                                      AMOUNT       %[2]     FICO        LTV       DTI       PUD       OCC.      REFI
                                   -----------     ----     ----    -----------  -----    ------    -------  ---------

Full Doc                           453,399,463      64%      586      79.41      40.62     90.00     96.20     66.80
Stated Doc                         216,946,100      30%      615      77.32      38.72     85.90     92.80     60.50
Limited Doc                         41,104,706       6%      581      77.74      36.87     92.10     90.20     72.00
NINA                                                 0%
Other                                                0%
                                   -----------------------------------------------------------------------------------
TOTAL                              711,450,269     100%      595      78.68      39.83     88.90     94.80     65.20
----------------------------------------------------------------------------------------------------------------------



PROPERTY TYPE
----------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE                          TOTAL BALANCE
                                   --------------------     WA     WA COMBINED    WA    % OWNER  % CASHOUT  % FULL
                                      AMOUNT       %[2]     FICO        LTV       DTI      OCC.      REFI      DOC
                                   -----------     ----     ----   -----------   -----   -------  ---------  ------

Single Family                      555,950,778      78%      591      78.76      39.73     96.20    65.00     64.50
PUD                                 76,218,637      11%      601      79.68      40.71     97.40    66.90     64.70
Townhouse                                            0%
2 - 4 Family                        46,525,509       7%      620      76.70      39.88     76.20    67.20     50.50
Condo                               28,008,313       4%      608      78.26      40.16     90.00    59.50     64.30
Manufactured                         4,747,032       1%      579      74.73      34.62     96.90    68.10     81.10
Other                                                0%
                                   ----------------------------------------------------------------------------------
TOTAL                              711,450,269     100%      595      78.68      39.83     94.80   65.20     63.70
----------------------------------------------------------------------------------------------------------------------



PRIMARY MORTGAGE INSURANCE
-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE INSURANCE                     TOTAL BALANCE
                                   --------------------     WA     WA COMBINED    WA    % OWNER  % CASHOUT  % FULL   IS MI DOWN
                                      AMOUNT       %[2]     FICO        LTV       DTI      OCC.      REFI      DOC   TO 60 LTV
                                   -----------     ----     ----   -----------   -----   -------  ---------  ------  ----------

Loans >80 LTV w/MI                                   0%
Loans >80 LTV w/o MI                                 0%
Other                                                0%
                                   --------------------------------------------------------------------------------------------
TOTAL                                      0         0%
-------------------------------------------------------------------------------------------------------------------------------



LOAN PURPOSE
-----------------------------------------------------------------------------------------------------------
LOAN PURPOSE                            TOTAL BALANCE
                                   ---------------------    WA     WA COMBINED    WA     % SFD/    % OWNER
                                      AMOUNT       %[2]     FICO        LTV       DTI       PUD       OCC.
                                   -----------     ----     ----    -----------  -----    ------    -------

Debt Consolidation                                   0%
Refinance - Cashout                463,683,631      65%      586       77.04     39.77    89.00      95.30
Purchase                           130,746,555      18%      633       84.31     40.24    87.40      93.50
Refinance - Rate Term              117,020,083      16%      585       78.88     39.60    90.00      94.10
Other                                                0%
                                   ------------------------------------------------------------------------
TOTAL                              711,450,269     100%      595       78.68     39.83    88.90      94.80
-----------------------------------------------------------------------------------------------------------


FIXED VS. FLOATING COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------
COLLATERAL TYPE
                       TOTAL BALANCE
                    -------------------    WA     WA COMBINED   WA     % SFD/  % Owner  % CASHOUT
                       AMOUNT      %[2]    FICO       LTV       DTI     PUD      OCC.      REFI     INDEX             MARGIN
                    -----------    ----   ------  -----------  -----   ------  -------  ---------   -----             ------

Fixed               200,791,975     28%     614       78.32    39.73    86.40    93.70    68.60                        0.00
Floating                             0%
A2/6                 470,406,420    66%     579       78.68    39.87    89.40    95.10    64.90     6 Month Libor      6.60
A3/6                  11,248,191     2%     575       77.70    39.42    98.20    97.00    57.10     6 Month Libor      6.70
Other              29,003,683.44     4%     714       81.52    40.03    94.10    96.20    48.60     1 Month Libor      3.60
                   ----------------------------------------------------------------------------------------------------------
TOTAL                711,450,269   100%     595       78.68    39.83    88.90    94.80    65.20                        6.50
-----------------------------------------------------------------------------------------------------------------------------


LIEN STATUS
--------------------------------------------------------------------------------------------------
LIEN STATUS
                       TOTAL BALANCE
                    -------------------    WA     WA COMBINED   WA     % SFD/  % Owner  % CASHOUT
                       AMOUNT      %[2]    FICO       LTV       DTI     PUD      OCC.      REFI
                    -----------    ----   ------  -----------  -----   ------  -------  ---------

First Lien          694,923,159     98%     593       78.18     39.77   88.80    94.70    66.10
Second Lien          16,527,111      2%     647       99.52     42.42   92.30   100.00    25.60
Third Lien                           0%
                   -------------------------------------------------------------------------------
TOTAL               711,450,269    100%     595       78.68     39.83   88.90    94.80    65.20
--------------------------------------------------------------------------------------------------


OCCUPANCY STATUS
-----------------------------------------------------------------------------------------------------
OCCUPANCY TYPE
                          TOTAL BALANCE
                    -----------------------    WA     WA COMBINED   WA     % SFD/  % Owner  % CASHOUT
                       AMOUNT          %[2]    FICO       LTV       DTI     PUD      OCC.      REFI
                    ------------       ----   ------  -----------  -----   ------  -------  ---------
Primary Residence    674,375,313        95%     593      78.85     40.06    90.30   100.00     65.60
Second Home            2,141,806         0%     694      81.02     34.72    69.70     0.00     58.30
Investment            34,933,151         5%     613      75.13     35.60    61.70     0.00     58.20
Non-owner                                0%
Other                                    0%
                    ---------------------------------------------------------------------------------
TOTAL                711,450,269       100%     595      78.68     39.83    88.90    94.80     65.20
-----------------------------------------------------------------------------------------------------



PREPAYMENT PENALTY
------------------------------------------------------------------------------------------------------------------------
PREPAYMENT CHARGES
TERM AT ORIGINATION
                           TOTAL BALANCE
                     -----------------------      # OF      WA      WA COMBINED   WA       % SFD/    % OWNER   % CASHOUT
                        AMOUNT         %[2]       LOANS     FICO       LTV        DTI       PUD        OCC.       REFI
                     -----------       ----       -----     ----   ------------  -----    -------    -------   ---------
0 Months             147,201,662        21%       1,000      618      79.19      38.95      86.70      95.10     61.10
6 Months                 757,586         0%           6      601      80.96      31.87     100.00     100.00     67.80
12 Months             52,517,299         7%         226      603      76.81      38.70      83.70      93.60     65.10
24 Months            380,850,072        54%       2,319      580      79.07      40.34      90.50      95.40     65.20
36 Months            130,123,651        18%         929      608      77.69      39.82      88.70      93.00     69.80
60 Months                                0%
                     ---------------------------------------------------------------------------------------------------
Total                                    0%
------------------------------------------------------------------------------------------------------------------------
TOTAL                711,450,269       100%       4,480      595      78.68      39.83      88.90      94.80     65.20
------------------------------------------------------------------------------------------------------------------------


SECTION 32 LOANS
-----------------------------------------------------------------------------------------------------
                          TOTAL BALANCE
                    -----------------------    WA     WA COMBINED   WA     % SFD/  % Owner  % CASHOUT
                       AMOUNT          %[2]    FICO       LTV       DTI     PUD      OCC.      REFI
                    ------------       ----   -----   -----------  -----   ------  -------  ---------
Section 32 Loans               0         0%       0        0         0        0        0         0
                    ---------------------------------------------------------------------------------
Total                          -                  0        0         0        0        0         0
-----------------------------------------------------------------------------------------------------



GA % AND TOP 5 STATES                       TOP 5 ORIGINATORS                               SERVICERS
---------------------                       -----------------                               ---------

STATE                       %[2]            ORIGINATOR                      %[2]            SERVICER                     %[2]
---------------------------------           -------------------------------------           ----------------------------------
GEORGIA*                    0.00            New Century                      100            Provident                     100
California                 43.61
Florida                     6.15
Texas                       3.96
Michigan                    3.65
Illinois                    3.97
---------------------------------
* No Post 10/1/2002 Georgia Loans




STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity;
12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                        BREAKEVEN CDR                     CUMULATIVE LOSSES
-----------------------------------------------     ----------------------------
                25 CPR     40 CPR      60 CPR       25 CPR     40 CPR     60 CPR
                ------     ------      ------       ------     ------     ------
   AA
   A
   BBB
   BBB-
--------------------------------------------------------------------------------


Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                MULTIPLE OF DEFAULT RAMP                 CUMULATIVE LOSSES
---------------------------------------------   --------------------------------

              25 CPR     40 CPR      60 CPR        25 CPR      40 CPR     60 CPR
---------------------------------------------   --------------------------------
   AA
   A
   BBB
   BBB-
--------------------------------------------------------------------------------